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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-41806, 33-42845, 33-42846, 33-48404,
33-61494, 33-64202, 33-64204, 33-95616, 333-11201, 333-11199, 333-36009,
333-36002 and 333-56685.


                                                  /s/ Authur Andersen LLP


Boston, Massachusetts
March 30, 1999